ACCOUNTS PAYABLE AND ACCRUED LIABILITIES (Details) (USD $) In Thousands, unless otherwise specified	Feb. 28, 2015	Feb. 28, 2014	May 31, 2013
Termination Fee			$ 8,668
Total Accounts Payable and Accrued Liabilities	40,163	29,964
Accounts Payable and Accrued Liabilities [Member]
Trade payables	23,474	12,684
Accrued liabilities	9,394	5,452
Termination Fee	4,227	9,085
Payroll related accruals	2,076	1,769
Warranty accrual	335	506
Income taxes payable	$ 657	$ 468